Nuveen Tradewinds Global All-Cap Plus Fund

Summary Prospectus   |   November 30, 2010, as supplemented January 1, 2011

Ticker: Class A–NPTAX, Class C–NPTCX, Class R3–NTPRX, Class I–NPTIX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated November 30, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 43 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 45 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-63 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Redemption Fee	2%	2%	2%	2%

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class R3		Class I
Management Fees	1.09%		1.09%		1.09%		1.09%
Distribution and Service (12b-1) Fees	0.25%		1.00%		0.50%		—
Other Expenses
Dividend Expenses on Securities Sold Short	0.13%		0.17%		0.17%		0.16%
Enhanced Custody Expenses	0.26%		0.27%		0.26%		0.28%
Remainder of Other Expenses	1.34%		1.02%		0.92%		1.06%
Total Other Expenses	1.73%		1.46%		1.35%		1.50%
Total Annual Fund Operating Expenses	3.07%		3.55%		2.94%		2.59%
Fee Waivers and Expense Reimbursements[2]	(0.99%	)	(0.67%	)	(0.57%	)	(0.71%	)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	2.08%		2.88%		2.37%		1.88%
1	The fund’s operating expenses have been restated to reflect a reduction in management fees and a change in the fund’s fee waiver and expense reimbursement arrangements, effective as of July 1, 2010, as if such changes had been in effect during the fiscal year ended July 31, 2010. The information has been restated to better reflect anticipated expenses of the fund.
2	The investment adviser has agreed to waive fees and reimburse expenses through November 30, 2011 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividend expenses on securities sold short, enhanced custody expenses and extraordinary expenses) do not exceed 1.45% (1.85% after November 30, 2011) of the average daily net assets of any class of fund shares. The expense limitation expiring November 30, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

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Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$774	$291	$240	$191	$774	$291	$240	$191
3 Years	$1,267	$973	$821	$674	$1,267	$973	$821	$674
5 Years	$1,786	$1,678	$1,429	$1,184	$1,786	$1,678	$1,429	$1,184
10 Years	$3,201	$3,549	$3,070	$2,585	$3,201	$3,549	$3,070	$2,585

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 130% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. “Plus” in the fund’s name refers to the additional return the fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform.

The fund takes both long and short positions in securities. When the fund takes a long position, the fund purchases a security outright. When the fund takes a short position, it sells a security the fund does not own at the current market price and delivers to the buyer a security the fund has borrowed. The fund may use all or a portion of the cash proceeds from short positions to take additional long positions.

Under normal market conditions, the fund invests at least 40%, and may invest up to 75%, of its net assets plus borrowings in non-U.S. equity securities. The fund may invest up to 25% of its net assets plus borrowings in equity securities of companies located in emerging market countries. The fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the fund’s net assets plus borrowings may be invested in equity securities of companies located in a single non-U.S. country. “Borrowings” represents the market value of the fund’s short positions.

The fund intends to target a net “long” market exposure of approximately 100%. The fund’s long positions will range between 90% and 150% of the value of the fund’s net assets. The fund’s short positions will range between 0% and 50% of the value of the fund’s net assets. The fund’s investment strategy is not designed to track the performance of any specific benchmark.

Principal Risks

Market Risk/Smaller Company Risk—The market values of securities owned by the fund may decline, at times sharply and unpredictably. This risk is generally greater for lower market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Non-U.S. Investment Risk/Emerging Markets Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk—Changes in currency exchange rates may affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

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Short Sales Risk—Short sales involve the sale of a security the fund has borrowed, with the expectation that the security will underperform the market. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short selling is considered “leverage” and may magnify gains or losses for the fund.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2010 was 8.52%.

During the one-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 34.85% and
-1.19%, respectively, for the quarters ended June 30, 2009 and March 31, 2009.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class C, R3 and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

	Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception (December 30, 2008)
Class Returns Before Taxes:
Class A	49.58%	50.79%
Class C	57.49%	58.74%
Class R3	58.30%	59.55%
Class I	59.11%	60.36%
Class A Returns After Taxes:
On Distributions	46.79%	48.00%
On Distributions and Sales of Shares	32.56%	41.73%
MSCI ACW Index (reflects no deduction for fees, expenses, or taxes)	34.63%	34.63%
Lipper Long/Short Equity Funds Category Average (reflects no deduction for taxes or certain expenses)	19.87%	21.27%

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Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Tradewinds Global Investors, LLC (“Tradewinds”)

Portfolio Manager

Dave Iben, CFA, serves as the portfolio manager of the fund. Mr. Iben, Chief Investment Officer, Executive Managing Director and Co-President of Tradewinds, has managed the fund since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $250 for accounts opened through fee-based programs; $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50. There are no minimums for purchases or exchanges into the fund through employer-sponsored retirement plans.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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